                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant[ X ]
Filed by a Party other than the Registrant[ ]
Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[ X ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                           FIRST FRANKLIN CORPORATION
                         ------------------------------
                (Name of Registrant as Specified In Its Charter)

    -------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

      1)       Title of each class of securities to which transaction applies:

               ---------------------------------------------------------------
      2)       Aggregate number of securities to which transaction applies:

               ---------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               ---------------------------------------------------------------
      4)       Proposed maximum aggregate value of transaction:

               ---------------------------------------------------------------
      5)       Total fee paid:

               ---------------------------------------------------------------

[   ] Fee paid previously with preliminary materials.
[   ] Check box if any part of the fee is offset as provided by Exchange
      Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)       Amount Previously Paid:

               --------------------------------------
      2)       Form, Schedule or Registration Statement No.:

               --------------------------------------
      3)       Filing Party:

               --------------------------------------
      4)       Date Filed:

                           FIRST FRANKLIN CORPORATION
                               4750 ASHWOOD DRIVE
                             CINCINNATI, OHIO 45241
                                 (513) 469-5352

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 24, 2000

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of First Franklin Corporation (the "Company"), the holding company for The Franklin Savings and Loan Company ("Franklin"), will be held at the corporate office of the Company located at 4750 Ashwood Drive, Cincinnati, Ohio 45241 on April 24, 2000, at 3:00 p.m.

     The Meeting is for the purpose of considering and acting upon:

     1. The reelection of two directors of the Company;

     2. The ratification of the selection of Clark, Schaefer, Hackett & Co. as the independent accountants of the Company for the current fiscal year; and

     3. Such other matters as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Meeting. Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned.

     Stockholders of record at the close of business on March 8, 2000, are the stockholders entitled to vote at the Meeting and any adjournments thereof. A Proxy Card and a Proxy Statement for the Meeting are enclosed. Please fill in and sign the enclosed Proxy, which is solicited on behalf of the Board of Directors, and mail it promptly in the enclosed envelope. The Proxy will not be used if you submit a later-dated proxy or written revocation to the Company before the commencement of voting at the Meeting or if you attend and vote at the Meeting in person.

Cincinnati, Ohio                       By Order of the Board of Directors
March 24, 2000


                                       Thomas H. Siemers
                                       President and Chief Executive Officer

================================================================================
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
================================================================================

                           FIRST FRANKLIN CORPORATION
                               4750 ASHWOOD DRIVE
                             CINCINNATI, OHIO 45241
                                 (513) 469-5352

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 24, 2000


     This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of First Franklin Corporation (the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting"), which will be held at the corporate office of the Company located at 4750 Ashwood Drive, Cincinnati, Ohio 45241, on April 24, 2000, at 3:00 p.m., and at all adjournments of the Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about March 24, 2000.

     Stockholders who execute proxies retain the right to revoke them at any time prior to the votes being taken at the Meeting. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by the filing of a later-dated proxy or written revocation prior to a vote being taken on a particular proposal at the Meeting or by attending the Meeting and voting in person. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given therein and, in the absence of specific instructions to the contrary, will be voted:

     FOR the reelection of James E. Cross and Richard H. Finan as directors of --- the Company for terms expiring in 2003;

     FOR the ratification of the selection of Clark, Schaefer, Hackett & Co. --- ("Clark Schaefer") as the independent accountants of the Company for the current fiscal year.

     A majority of the shares of the Company's issued and outstanding common stock (the "Common Stock"), present in person or represented by proxy at the Meeting, shall constitute a quorum for purposes of the Meeting. Abstentions and broker Non-votes (defined below) are counted for purposes of determining a quorum.

                                  VOTE REQUIRED


     Directors shall be elected by a plurality of the shares present in person or by proxy at the Meeting and validly voted in the election of directors. Shares as to which the authority to vote is withheld and shares held by a nominee for a beneficial owner which are present in person or by proxy but are not voted with respect to the election of directors ("Non-votes") are not counted toward the election of directors. If the enclosed Proxy is signed, dated and returned by the stockholder but no vote is specified thereon, the shares held by such stockholder will be voted FOR the reelection of Messrs. Cross and Finan.

     The affirmative vote of the holders of a majority of the shares present in person or by proxy at the Meeting is necessary to ratify the selection of Clark Schaefer as the independent accountants of the Company for the current fiscal year. The effect of an abstention or a Non-vote is the same as a vote against ratification. If the enclosed Proxy is signed and dated by the stockholder, but no vote is specified thereon, the shares held by such stockholder will be voted FOR the ratification of the selection of Clark Schaefer as independent accountants.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Stockholders of record as of the close of business on March 8, 2000, will be entitled to one vote for each share then held. As of that date, the Company had 1,626,373 shares of Common Stock issued and outstanding.

     The following table sets forth, as of March 8, 2000, share ownership information regarding (i) those persons or entities who were known by management to own beneficially more than five percent of the outstanding shares of Common Stock; and (ii) all directors and executive officers of the Company and its most significant subsidiary, The Franklin Savings and Loan Company ("Franklin"), as a group.


                                                                               Shares Beneficially         Percent of
Name and Address of Beneficial Owner                                                 Owned                    Class
------------------------------------                                           -------------------         ----------

Thomas H. Siemers(1)                                                                 298,180                  18.20%
  First Franklin Corporation
  4750 Ashwood Drive
  Cincinnati, Ohio 45241

Franklin Savings & Loan Company Employee Stock Ownership Plan (2)                    154,939                   9.53
4750 Ashwood Drive
Cincinnati, Ohio 45241

All directors and executive officers of Franklin
  and the Company as a group (11 persons) (3)                                        531,236                  32.20

-----------------------------

(Footnotes on next page.)

(1) Mr. Siemers has sole voting power with respect to 107,216 shares which he owns directly, 8,125 shares subject to options that he holds and 41,208 shares allocated to his ESOP account. Mr. Siemers has shared voting power with respect to 27,900 shares held by Mr. Siemers' spouse and 4,000 unallocated ESOP shares for which the ESOP grants the power to vote to the ESOP administrative committee of which Mr. Siemers is a member. Mr. Siemers has sole dispositive power with respect to the 107,216 shares he owns directly and the 8,125 shares subject to options. Mr. Siemers has shared dispositive power with respect to the 27,900 shares held by his spouse and the 154,939 shares owned by the ESOP.

(2) All shares held by the ESOP are also included as shares beneficially owned by Mr. Siemers as trustee of the ESOP.

(3) Includes shares held directly, shares allocated to executive officers' accounts in the ESOP, shares subject to options granted under the 1997 Option Plan and shares held by controlled corporations or certain family members, over which shares the specified individuals or group effectively exercise sole or shared voting and investment power. Such amount also includes the shares that may be deemed to be beneficially owned by Mr. Siemers, as trustee of the ESOP of Franklin. Share information for each director of the Company is included under "Election of Directors."


                              ELECTION OF DIRECTORS


     The Board of Directors is currently composed of five members. Directors are elected to serve for three-year terms or until their respective successors are elected and qualified. Approximately one-third of the Board of Directors of the Company is elected annually.

     The full Board of Directors acts as a nominating committee for the annual selection of its nominees as directors. While the nominating committee and the Board of Directors will consider nominees recommended by others, it has not actively solicited nominations or established any procedures for this purpose.

     The following table sets forth certain information regarding the composition of the Company's Board of Directors, including terms of office. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at this Meeting for the reelection of the nominees indicated below. If any of the nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve if elected. Except as disclosed herein, there are no arrangements or understandings between the nominees and any other person pursuant to which the nominees were selected.

                              Positions held with         Year first                          Shares
                                  the Company        elected director of     Term to     beneficially owned      Percent
Name                 Age(1)       and Franklin       the Company/Franklin     expire      at March 8, 2000(2)    of class
----                 ---          ------------       --------------------   ----------   -----------------       --------


                                                          NOMINEES
                                                          --------

James E. Cross        64           Director              1996/1978            2003           32,768 (3)           2.01%

Richard H. Finan      65           Director              1987/1968            2003           78,674 (4)           4.83


                                              DIRECTORS REMAINING IN OFFICE
                                              -----------------------------

James E. Hoff, S.J.   67           Director              1993/1993            2001                -                 -

Thomas H. Siemers     66       President, Chief          1987/1953            2001          298,180 (5)         18.24
                              Executive Officer
                                 and Director

John L. Nolting       67           Director              1987/1981            2002             2,750 (3)          .17

-------------------------------

(1) As of March 8, 2000.

(2) Unless otherwise indicated by footnote, the individual has sole voting and investment power with respect to all shares reported as owned.

(3) Includes 1,250 shares that may be acquired upon the exercise of stock options.

(4) Includes 1,250 shares that may be acquired upon the exercise of stock options. Mr. Finan has shared voting and investment power over 75,000 shares of Common Stock.

(5) See footnote 1 to table under "VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF."


     The business experience of each director during the last five years is as follows:

     JAMES E. CROSS is a partner in the Dayton, Ohio law firm of Allbery Cross Fogarty and has practiced with that firm since 1985. He was a member of the Board of Directors of Central Savings in Dayton, Ohio when it merged with Franklin in 1978, and has served as a director of Franklin since then.

     RICHARD H. FINAN is the President of the Ohio State Senate. He has been a member of the Ohio legislature since 1973 and has had a legal practice since 1959. Mr. Finan also serves as legal counsel for Madison Service Corporation, Franklin's wholly-owned subsidiary, and DirectTeller Systems, Inc., a joint venture between the Company and DataTech Services, Inc. Mr. Finan is also a director of Carillon Funds, Inc., a company that has a class of securities registered under Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act").

     JAMES E. HOFF, S.J., has been the President of Xavier University in Cincinnati, Ohio, since 1991. Prior to his arrival at Xavier, Fr. Hoff was President of the Creighton Foundation and Vice President of University Relations at Creighton University.

     THOMAS H. SIEMERS has been employed by Franklin since 1949, has been a director of Franklin since 1953, and has served as President and Chief Executive Officer since 1968. From 1978 to 1983, Mr. Siemers served as a director of the Federal Home Loan Bank of Cincinnati. Mr. Siemers also served as the Chairman of the Ohio Savings and Loan League in 1981 and 1982 and on the Executive Committee of the U.S. League of Savings Institutions from 1982 to 1985.

     JOHN L. NOLTING has been the President and Chief Executive Officer of DataTech Services, Inc., a computer service company located in Cincinnati, since 1974. He also is a Vice President of N-Soft of North America, a developer of software tools for the telecommunication industry and serves as the President and Chief Executive Officer of Queen City Leasing, an automobile leasing company located in Cincinnati, and a Director and the President of DirectTeller Systems, Inc.


MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

     Regular meetings of the Company's Board of Directors are held quarterly. During the year ended December 31, 1999, the Company's Board of Directors held a total of eight regular and special meetings. All incumbent directors of the Company attended at least 75% of the total meetings of the Company's Board of Directors and meetings held by all committees of the Company's Board of Directors on which such director served during this period, except Fr. Hoff who attended five of eight meetings held.

     The Company has an Audit Committee, which is composed of the four outside directors. The Audit Committee met once during 1999. The Company has no standing compensation or nominating committees.

     The full Board of Directors acts as the nominating committee for the annual selection of its nominees for the election of directors. During 1999, the Board of Directors met once acting as a nominating committee. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited nominations nor established any procedures for this purpose.

     The Board of Directors of Franklin, the principal subsidiary of the Company, consists of the five directors of the Company, Donald E. Newberry, Sr., and Mary W. Sullivan. Regular meetings of Franklin's Board of Directors are generally held on a monthly basis. Franklin's Board of Directors held a total of twelve regular and special meetings during 1999. All directors attended at least 75% of the total meetings of Franklin's Board of Directors and meetings held by all committees of Franklin's Board of Directors on which such director served. The Board of Directors of Franklin has standing Executive and Compensation Committees.

     The Executive Committee consists of the President and one member of Franklin's Board of Directors who is selected weekly on an alternating basis from the entire Board. This committee meets weekly (except during weeks when the full Board meets) and exercises the power of Franklin's Board of Directors between regular Board meetings. All actions of this committee are reviewed and ratified by Franklin's full Board of Directors. This committee met 40 times during 1999.

     Franklin's Compensation Committee reviews and makes recommendations to Franklin's Board of Directors with respect to executive compensation and other benefit programs. The Compensation Committee is comprised of Messrs. Siemers, Finan and Nolting. One meeting was held by this committee during 1999.

COMPENSATION OF THE BOARD OF DIRECTORS

     During 1999, director's fees paid by the Company and Franklin were $1,250 for each meeting of the Board of Directors of the Company and Franklin held during the year. Mr. Siemers does not receive director's fees from Franklin. No fees are currently paid by the Company or Franklin for committee membership.


EXECUTIVE OFFICERS

     The following information as to the business experience during the past five years is supplied with respect to executive officers of the Company and Franklin who do not serve on the Company's Board of Directors. Each officer is elected annually to serve until his or her successor shall have been elected and qualified, or until he or she shall resign or be removed by the Board of Directors. There are no arrangements or understandings between the persons named and any other person pursuant to which such officers were selected.

     JOSEPH F. HUTCHISON, age 58, joined the Company and Franklin in 1997 as Senior Vice President of Corporate Development. Prior to joining the Company, Mr. Hutchison served as President and Chief Executive Officer of Suburban Federal Savings Bank and Suburban Bancorporation, Inc., of Cincinnati, Ohio. Mr. Hutchison is currently a director of the Federal Home Loan Bank of Cincinnati and a trustee of the Ohio League of Financial Institutions.

     DAVID E. HAERR, age 67, joined Franklin in May 1998 as Vice President and Chief Lending Officer. Prior to joining Franklin, Mr. Haerr served as Senior Vice President of lending at Merchants Bank and Trust Company in West Harrison, Indiana. Mr. Haerr has also held lending positions at Fifth Third Bank and Provident Bank in Cincinnati.

     GRETCHEN J. SCHMIDT, age 43, has been the Corporate Secretary/Treasurer of the Company since 1988. She also serves as Vice President of Operations of Franklin. Ms. Schmidt has held a variety of part-time positions with Franklin since 1971, and full-time positions since 1978. Currently, she is responsible for branch operations and general corporate administration. Ms. Schmidt is the daughter of President Siemers.

     DANIEL T. VOELPEL, age 51, has been Vice President/Chief Financial Officer of the Company since 1988. He also serves as Vice President/Chief Financial Officer of Franklin and Treasurer of DirectTeller Systems, Inc., and Franklin's subsidiary, Madison Service Corporation. He has been with Franklin since 1983.


EXECUTIVE COMPENSATION

     The Company currently does not pay any compensation to its executive officers. The following table shows the compensation paid or granted by Franklin and its subsidiaries for services rendered during the periods indicated to each executive officer whose annual compensation exceeded $100,000 during the fiscal year.

                           SUMMARY COMPENSATION TABLE
                           --------------------------

                                           Annual Compensation    Long Term Compensation Awards
                                           -------------------    -----------------------------
Name and Principal Position      Year           Salary ($)            Securities Underlying      All Other Compensation
                                                                       Options/SARs (#)(1)              (2)(3)(4)
-----------------------------------------------------------------------------------------------------------------------

THOMAS H. SIEMERS                1999             $221,392                    9,750                      $27,390
President, Chief Executive       1998              222,683                    4,875                       30,000
Officer and Director of the      1997              213,562                    9,750                       28,826
Company and Franklin

JOSEPH F. HUTCHISON              1999             $131,588                    4,500                      $22,468
Senior Vice President            1998              127,853                    2,250                            -
Corporate Development of the     1997               46,890                    4,500                            -
Company and Franklin

DANIEL T. VOELPEL                1999             $115,755                    4,500                      $19,986
Vice President and Chief         1998              112,325                    2,250                       22,374
Financial Officer of the         1997              108,870                    4,500                       19,804
Company and Franklin

-----------------------------

(1) Represents the number of shares of Common Stock underlying options granted to Messrs. Siemers, Hutchison and Voelpel pursuant to the 1997 Option Plan. During 1999, the Company failed to achieve its 1999 performance goals and the options granted in 1998 were reduced by 50%.

(2) For Mr. Siemers, consists of contributions to the Company's defined contribution plan in the amounts of $16,000, $15,408 and $16,000, for 1999, 1998 and 1997, respectively, and the $11,390, $14,592 and $12,826 value of the allocations to his ESOP account for 1999, 1998 and 1997, respectively.

(3) For Mr. Hutchison, consists of contributions to the Company's defined contribution plan in the amount of $13,125 for 1999 and the $9,343 value of the allocation to his ESOP account for 1999.

(4) For Mr. Voelpel, consists of contributions to the Company's defined contribution plan in the amounts of $11,675, $11,702 and $10,992, for 1999, 1998 and 1997, respectively, and the $8,311, $10,672 and $8,812 value of the allocations to his ESOP account for 1999, 1998 and 1997, respectively.

STOCK OPTIONS

     The following table sets forth information regarding all grants of options to purchase common shares of the Company made to individuals named in the Summary Compensation Table during 1999:

                                                           Individual Grants
                           --------------------------------------------------------------------------------------------------
                                                               % of Total Options/
                           Number of Securities Underlying       SARs Granted to             Exercise or           Expiration
Name                        Options/SARs Granted (#)(1)      Employees in Fiscal Year     Base Price ($/Share)        Date
----                       -------------------------------   ------------------------     --------------------     ----------

Thomas H. Siemers                       9,750                          14.5%                    $14.09                3/1/05
Joseph F. Hutchison                     4,500                           6.7                     $12.81                3/1/10
Daniel T. Voelpel                       4,500                           6.7                     $12.81                3/1/10

----------------------------

(1) Each option was granted on December 17, 1999, and is first exercisable with respect to one-third of the shares subject to the option on each of January 20, 2001, 2002 and 2003, provided that both the option recipient and the Company achieve specified performance goals in 2000. If the recipient achieves his 2000 performance goals and the Company fails to achieve its 2000 performance goals, the recipient may exercise only 50% of his allocated options. If the recipient fails to achieve his 2000 performance goals, no options will be exercisable. The options are intended to qualify as ISOs.


     The following table sets forth information regarding the number and value of unexercised options held by the individuals named in the Summary Compensation Table at December 31, 1999:

 Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-end Values

                                                                                                  Value of Unexercised
                            Shares                       Number of Securities Underlying       In-the-Money Options/SARs
                         Acquired on        Value      Unexercised Options/SARs at 12/31/99       at 12/31/99 ($)(1)
Name                     Exercise (#)     Realized           Exercisable/Unexercisable         Exercisable/Unexercisable
----                     ------------     --------     ------------------------------------   ----------------------------
Thomas H. Siemers            -0-             N/A                   3,250/21,125                           $0/$0
Joseph F. Hutchison          -0-             N/A                   1,500/9,750                          $0/$3,105
Daniel T. Voelpel            -0-             N/A                   1,500/9,750                          $0/$3,105

----------------------------

(1) An option is "in-the-money" if the fair market value of the underlying stock exceeds the exercise price of the option. The figure represents the value of such options, determined by multiplying the number of shares subject to unexercised options by the difference between the exercise price and the fair market value of a share of the Company's stock on December 31, 1999, of $13.50 per share.


EMPLOYMENT CONTRACT

     On May 1, 1984, the Board of Directors of Franklin approved a five-year employment agreement with Mr. Siemers. The contract provides for automatic extensions of one year each upon the expiration of each year of the contract, until either Franklin or Mr. Siemers gives written notice to the contrary, subject to earlier termination by Franklin. Mr. Siemers will generally be entitled to severance benefits if the contract is terminated without cause, as defined in the contract.

         The employment agreement provides for a salary as determined by the Board of Directors but not less than the employee's current annual salary. Salary increases will be reviewed not less often than annually. The contract provides, among other things, for participation in an equitable manner in employee benefits applicable to executive personnel.

         The contract provides for payment to the employee of an amount equal to the present value of the employee's salary for the unexpired term of the contract in the event there is a change in control of Franklin where employment terminates involuntarily in connection with such change of control or within six months thereafter. If Mr. Siemers' employment were terminated in connection with a change in control while earning his current salary as of December 31, 1999, at which date the unexpired term of the contract was 52 months, Mr. Siemers could have received a cash payment of up to approximately $825,500 pursuant to his contract. Such termination payments are provided on a similar basis in connection with a voluntary termination of employment in connection with a change in control which was at any time opposed by Franklin's Board of Directors.


TRANSACTIONS WITH MANAGEMENT AND INDEBTEDNESS OF MANAGEMENT

         Franklin, like many financial institutions, has followed a policy of granting to its officers, directors and employees loans for the financing and improvement of their personal residences and consumer loans for other purposes. Except as set forth below, such loans are made in the ordinary course of business and are made on substantially the same terms and collateral as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features. Currently, for loans to the employees, directors and officers of the Company or Franklin and their family members, interest rates are generally set at 1% over Franklin's cost of funds, subject to adjustment to market rates in the event that the employment relationship is terminated. If the employment relationship is terminated, the rate will revert to the contract rate and the modification will be canceled. Loan fees on mortgage loans are generally waived except to the extent of direct loan origination expenses incurred by Franklin. Other loans are reviewed on an individual basis and any preferential treatment given is based on the employee's length of service, work performance and past credit history.

         Set forth below is certain information at December 31, 1999, as to all loans made by Franklin to each of its or the Company's current directors or executive officers which were granted at less than market rates and which for any one individual resulted in an aggregate indebtedness to Franklin exceeding $60,000 at any time since January 1, 1998:

                                                      Largest amount    Balance as of                      Market interest
                                      Nature of      outstanding since   December 31,   Current interest  rate at the time of
       Name        Date of loan     indebtedness      January 1, 1998       1999               rate           origination
       ----        ------------     ------------     -----------------  -------------   ----------------  -------------------

Richard H. Finan     06/15/84    First mortgage -         $ 73,366           $63,801          6.625%            10.50%
                                 personal residence


Joseph F.            03/09/98    First mortgage -          155,000           139,526          6.00               6.75
Hutchison                        personal residence

                     10/12/99    Consumer loan              35,000            18,753          6.25               8.25

John L. Nolting      04/15/98    First mortgage -          126,000           120,960          6.00               7.375
                                 personal residence

                     09/26/96    Consumer loan              12,592                 -          7.50               9.50

                     12/11/98    Consumer loan               4,700                 -          8.00              10.00

                     11/16/97    Consumer loan              14,000                 -          5.93               6.93

                     02/12/99    Consumer loan              18,000            14,631          7.25               9.25

                     07/19/99    Consumer loan              13,500            11,863          6.75               7.75

Gretchen J.          09/01/98    First mortgage -          234,650           230,144          6.00               7.25
Schmidt                          personal residence

                     12/24/96    First mortgage -          144,856                 -          5.875              7.875
                                 personal residence

                     02/07/97    Consumer loan              16,651                 -          7.00               9.00

                     02/13/98    Consumer loan              12,000             3,288          8.50              10.50

                     08/12/98    Consumer loan               2,805             1,450          6.75               7.75

                     06/09/99    Consumer loan              23,000            20,821          7.00               9.00


     The Company owns a 51% interest in DirectTeller Systems, Inc. ("DirectTeller"), an Ohio corporation that markets computer software developed by DataTech Services, Inc. ("DataTech"), to financial institutions. Director Nolting is the President and Chief Executive Officer of DataTech. When this venture was approved by the Board of Directors of the Company in 1989, Director Nolting abstained from voting on the matter. The Company initially contributed $50,000 and DataTech contributed the software it developed to the initial capitalization of DirectTeller. The Company is responsible for maintaining the financial records of DirectTeller and DataTech is obligated to manage the day to day operations of DirectTeller, including software maintenance and marketing. DataTech does not receive a management fee for performing these services. The Company's investment in Direct Teller was $50,000 at December 31, 1999.

     Director Finan is an attorney at law who from time to time provides legal services to Madison Service Corporation and DirectTeller. During the year ended December 31, 1999, fees paid by the subsidiaries of Franklin and the Company did not exceed five percent of Mr. Finan's gross revenues for the last fiscal year.

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership in the Company by the tenth day of the month following a change. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1999, all Section 16(a) filings required were timely filed.


                      SELECTION OF INDEPENDENT ACCOUNTANTS

     Clark Schaefer conducted the independent audit of the Company for the year ended December 31, 1999 and the Board of Directors has selected Clark Schaefer as the independent accountants of the Company for the fiscal year ended December 31, 2000.

     The Board of Directors is requesting and recommends that the stockholders of the Company ratify the selection of Clark Schaefer as the independent accountants of the Company for the current fiscal year. Management of the Company expects that a representative of Clark Schaefer will be present at the Annual Meeting, and that such representative will have an opportunity, if desired, to make a statement and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF CLARK SCHAEFER AS INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE CURRENT FISCAL YEAR.


                              STOCKHOLDER PROPOSALS

     To be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal requesting action at such meeting must be received at the Company's main office, 4750 Ashwood Drive, Cincinnati, Ohio 45241, no later than November 24, 2000. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act. In addition, if a stockholder intends to present a proposal at next year's Annual Meeting of Stockholders without including the proposal in the proxy materials related to that meeting, and if the proposal is not received by February 7, 2001, then the proxies designated by the Board of Directors of the Company for next year's Annual Meeting of Stockholders of the Company may vote in their discretion on any such proposal any shares for which they have been appointed proxies without mention of such matter in the proxy statement or on the proxy card for such meeting.


                                 OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, as provided for in the Bylaws of the Company, the holders of the proxies will act in accordance with their best judgment.

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Company's Annual Report to Stockholders, including financial statements, is also enclosed. Any stockholders who have not received a copy of such Annual Report may obtain a copy by writing to the Company. Such Annual Report is not to be treated as part of the proxy solicitation materials, or as having been incorporated herein by reference.


                                           BY ORDER OF THE BOARD OF DIRECTORS

Cincinnati, Ohio                           Thomas H. Siemers
March 24, 2000                             President and Chief Executive Officer

                                 REVOCABLE PROXY
                           FIRST FRANKLIN CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 24, 2000


     The undersigned hereby appoints James E. Hoff, S.J., John L. Nolting and Thomas H. Siemers or any one of them, with full powers of substitution, to act as proxy or proxies for the undersigned to vote all shares of Common Stock of First Franklin Corporation (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held on April 24, 2000, at the corporate office of the Company located at 4750 Ashwood Drive, Cincinnati, Ohio, at 3:00 P.M., and at any and all adjournments thereof, as follows:

I. The election of the following directors:

   ____  FOR the nominees listed        ____ WITHHOLD authority to vote
         below (except as otherwise          for all nominees listed below
         indicated)

                                 JAMES E. CROSS
                                RICHARD H. FINAN

   (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).


               ---------------------------------------------------

                                                       FOR     AGAINST   ABSTAIN
                                                       ---     -------   -------
II. The ratification of the appointment of Clark,
    Schaefer, Hackett & Co. as the independent
    accountants for the Company for the fiscal year
    ended December 31, 2000.                           ____      ____      ____


In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

The Board of Directors recommends a vote "FOR" the nominees listed and "FOR" the ratification of the appointment of the independent accountants.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND THE PROPOSITION LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. .


This proxy shall be deemed terminated and of no further force and effect if the undersigned attends and votes in person at the Annual Meeting or submits a later-dated proxy or written revocation to the Company prior to the commencement of voting at the Annual Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of Notice of the Meeting, a Proxy Statement dated March 24, 2000, and a copy of the 1999 Annual Report to Stockholders.


     ---------------------------------------------------------------------


-----------------------------------        -----------------------------------
Print name of stockholder                  Print name of stockholder


-----------------------------------        -----------------------------------
Signature of stockholder                   Signature of stockholder


Dated:                       , 2000        Dated:                       , 2000
       ----------------------                     ----------------------


Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


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PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED
POSTAGE-PAID ENVELOPE.


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